Exhibit 10.1(h)

Bank of America, N.A.

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

Attn: John Servidio

Telephone: 646-855-8900

Facsimile: 704-208-2869

Transaction reference number:

NY-39227

October 22, 2009

To: Navistar International Corporation

4201 Winfield Road

Warrenville, Illinois 60555

Attention: Treasurer

Telephone No.: 630-753-5000

Facsimile No.: 630-753-2305

Re: Base Call Option Transaction

Navistar International Corporation (“Counterparty”) and Bank of America, N.A. (“Dealer”) concurrently herewith are entering into a Base Call Option Transaction (the “Transaction”) to purchase from Dealer a number of options exercisable into Shares pursuant to a letter agreement dated as of the date hereof (the “Confirmation”).

This letter agreement (the “Letter Agreement”) hereby confirms the agreement between Dealer and Counterparty as follows:

1. Terms Used but Not Defined Herein. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

2. Section 6(e) Calculation for Certain Additional Termination Events. For the purposes of determining the amount payable under Section 6(e) of the Agreement in connection with any Additional Termination Event under Section 9(e)(ii) of the Confirmation only, the parties agree that any inputs used to determine such amount shall be calculated by Dealer using mid-market data, as necessary for Dealer’s own then current valuation for the Transaction.

3. Counterparts. This Letter Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

4. Governing Law. The provisions of this Letter Agreement shall be governed by the New York law (without reference to choice of law doctrine).

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Letter Agreement and returning it to, Bank of America, N.A., c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036, or by fax to 704-208-2869.

Very truly yours,

Bank of America, N.A.

By:	/s/ Christopher A. Hutmaker

Authorized Signatory

Name:	Christopher A. Hutmaker
Managing Director

Accepted and confirmed
as of the Trade Date:

Navistar International Corporation

By:
Authorized Signatory
Name:

(Signature Page to Side Letter Agreement of Base Call Option Transaction)

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Letter Agreement and returning it to, Bank of America, N.A., c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036, or by fax to 704-208-2869.

Very truly yours,

Bank of America, N.A.

By:

Authorized Signatory
Name:

Accepted and confirmed
as of the Trade Date:

Navistar International Corporation

By:	/s/ Jim Moran

Authorized Signatory

Name:	Jim Moran
VP & Treasurer